EXECUTION VERSION

Exhibit 10.2

AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED LIMITED LIABILITY

COMPANY AGREEMENT OF

AIREON LLC

A DELAWARE LIMITED LIABILITY COMPANY

This Amendment No. 3 to Second Amended and Restated Limited Liability Company Agreement (this “Amendment”), of Aireon LLC (the “Company”), is dated as of March 17, 2016 and is entered into by NAV CANADA Satellite, Inc, a Delaware corporation; Iridium Satellite LLC, a Delaware limited liability company; ENAV North Atlantic LLC, a Delaware limited liability company; Irish Aviation Authority Limited, a company organized under the laws of the Republic of Ireland; and Naviair Surveillance A/S, a Danish limited liability company (collectively, the “Members”); NAV CANADA, a Canadian corporation; Enav, S.p.A., a company formed under the laws of the Italian Republic (“Enav”); Naviair, an independent state owned company owned by the Kingdom of Denmark, registered with the Danish Business Authority under CVR-no.: 26 05 97 63; and the Company.

RECITALS

A.The Members, NAV CANADA, Enav, Naviair and the Company are party to that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of February 14, 2014, as amended (the “Operating Agreement”).

B.The Members, NAV CANADA, Enav, Naviair and the Company wish to amend the Operating Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.Amendments.

a.The definition of “Fourth NAV CANADA Tranche Financing Final Tranche Date” contained in Article 1 of the Operating Agreement is hereby amended and restated in its entirety and replaced with the following:

““Fourth NAV CANADA Tranche Financing Final Tranche Date” means [***], 2016.”

2.Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the other provisions of the Operating Agreement.  In the event of any conflict between the Operating Agreement, any previous amendment of the Operating Agreement, this Amendment and any subsequent amendment, the document later in time shall prevail.

3.This Amendment shall be binding upon and shall inure to the benefit of the successors in interest of the parties hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first hereinabove set forth.

Aireon LLC

By: /S/ Donald L. Thoma
Name:  Donald L. Thoma
Title:    CEO

NAV CANADA

By: /S/ Neil R. Wilson
Name:  Neil R. Wilson
Title:    President & CEO

By: /S/ Brian K. Aitken

Name:  Brian K. Aitken

Title:    Executive Vice President, Finance

             and Chief Financial Officer

Enav S.p.A. By:________________________________ Name: Title: Naviair By: /S/ Morten Dambaek Name: Morten Dambaek Title: CEO

Signature Page to Amendment No. 3

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MEMBERS: NAV CANADA Satellite, Inc. By: /S/ Neil R. Wilson Name: Neil R. Wilson Title: President By: /S/ B.K. Aitken Name: B.K. Aitken Title: Vice President, Chief Financial Officer and Secretary	Iridium Satellite LLC By: /S/ Matthew J. Desch Name: Matthew J. Desch Title: Chief Executive Officer

Naviair Surveillance A/S

By:  /S/ Soren Stahlfest Moller
Name:  Soren Stahlfest Moller
Title:    CEO

By:  /S/ Morten Dambaek
Name:  Morten Dambaek
Title:

Irish Aviation Authority Limited

By:  /S/ Eamonn Brennan
Name:  Eamonn Brennan
Title:    Chief Executive

ENAV North Atlantic LLC By: ____________________________ Name: Title:

Signature Page to Amendment No. 3

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.